UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of the earliest event reported):  May 13, 2025

  CUMMINS INC.
(Exact name of registrant as specified in its charter)

Indiana	1-4949	35-0257090
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Jackson Street
P. O. Box 3005
Columbus, Indiana  47202-3005
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (812) 377-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Sections 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $2.50 par value	CMI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.
On May 13, 2025, at the 2025 annual meeting of shareholders (the “Annual Meeting”) of Cummins Inc. (the “Company”), the Company’s shareholders voted on the following proposals:
•The election of eleven directors for a one-year term to expire at the Company’s 2026 annual meeting of shareholders;
•An advisory vote on the compensation of the Company’s named executive officers;
•The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s auditors for 2025;
•A shareholder proposal regarding an independent board chairman.
As of the March 14, 2025 record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting, 137,742,580 shares of Common Stock were outstanding and entitled to vote, each entitled to one vote per share. Approximately 85.7% of all shares of Common Stock outstanding and entitled to vote were represented at the Annual Meeting in person or by proxy.
The following are the final votes on the matters presented for shareholder approval at the Annual Meeting.
1.Election of Eleven Directors for a One-Year Term to Expire at the Company’s 2026 Annual Meeting of Shareholders

Name	For	Against	Abstain	Broker Non-Votes
Jennifer W. Rumsey	96,388,835	7,421,456	449,346	13,747,219
Gary L. Belske	102,343,526	1,762,253	153,858	13,747,219
Robert J. Bernhard	96,717,926	7,391,695	150,016	13,747,219
Bruno V. Di Leo Allen	102,548,599	1,484,114	226,924	13,747,219
Daniel W. Fisher	103,198,254	896,620	164,763	13,747,219
Carla A. Harris	97,892,478	6,142,431	224,728	13,747,219
Thomas J. Lynch	100,538,891	3,560,171	160,575	13,747,219
William I. Miller	95,762,530	8,335,449	161,658	13,747,219
Kimberly A. Nelson	102,807,838	1,226,054	225,745	13,747,219
Karen H. Quintos	102,766,410	1,340,318	152,909	13,747,219
John H. Stone	103,213,831	887,599	158,207	13,747,219
2.Advisory Vote on the Compensation of the Company’s Named Executive Officers

For	Against	Abstain	Broker Non-Votes
94,961,361	8,824,274	474,002	13,747,219
3.Ratification of the Appointment of PricewaterhouseCoopers LLP as the Company’s Auditors for 2025

For	Against	Abstain	Broker Non-Votes
109,748,618	8,089,270	168,968	—
4.Shareholder Proposal Regarding an Independent Board Chairman

For	Against	Abstain	Broker Non-Votes
43,023,230	60,921,624	314,783	13,747,219

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 15, 2025

CUMMINS INC.
/s/ NICOLE Y. LAMB-HALE
Nicole Y. Lamb-Hale Vice President, Chief Legal Officer & Corporate Secretary